Exhibit 2(d)


     ============================================================





                          PURCHASE AGREEMENT


                     Dated as of February 6, 1995


                                 Among



                              ALAN GERRY,

              CABLEVISION INDUSTRIES LIMITED PARTNERSHIP,

               CABLEVISION INDUSTRIES OF TENNESSEE L.P.,

            CABLEVISION INDUSTRIES OF SARATOGA ASSOCIATES,

                  CABLEVISION OF FAIRHAVEN/ACUSHNET,

            CABLEVISION INDUSTRIES OF MIDDLE FLORIDA, INC.,

               CABLEVISION INDUSTRIES OF FLORIDA, INC.,

               CABLEVISION INDUSTRIES OF DELAWARE, INC.,

                         ARA CABLEVISION, INC.



                                  And


                           TIME WARNER INC.



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


                           TABLE OF CONTENTS


                                                             Page

     Parties and Recitals  . . . . . . . . . . . . . . .        1


                               ARTICLE I

     Definitions and Interpretation  . . . . . . . . . .        2


                              ARTICLE II

                             The Purchase

               SECTION 2.01.   Purchase Transactions . . . . . . .        2
               SECTION 2.02.   Purchase of Equity Interests  . . .        4
               SECTION 2.03.   Purchase of Assets  . . . . . . . .        4
               SECTION 2.04    Assumption of Certain Liabilities of
                               the Asset Gerry Companies by
                               Purchaser . . . . . . . . . . . . .        6
               SECTION 2.04.   Allocation  . . . . . . . . . . . .        8


                              ARTICLE III

                              The Closing

               SECTION 3.01.   Closing; Delivery of Cash or
                                 Certificates  . . . . . . . . . .        8


                              ARTICLE IV

                  Purchase Consideration Adjustments


               SECTION 4.01.   Adjustments to Purchase
                               Consideration . . . . . . . . . . .        9
               SECTION 4.02.   Estimated Adjustment Amount; Initial
                                 Calculationof Purchase
                                 Consideration . . . . . . . . . .       12
               SECTION 4.03.   Escrow Arrangements . . . . . . . .       12
               SECTION 4.04.   Reconciliation of Adjustment Amount;
                                 Adjustment of Purchase
                                 Consideration . . . . . . . . . .       13
               SECTION 4.05.   Participation Rights and Additional
                                 Adjusmtnets; Adjustments to

                                 Threshold . . . . . . . . . . . .       15
               SECTION 4.06    Stockholders' Representative              16


                               ARTICLE V

                         Conditions Precedent



                              ARTICLE VI

                   Termination, Amendment and Waiver



                              ARTICLE VII

                             Governing Law

                         PURCHASE AGREEMENT dated as of
                    February 6, 1995, among ALAN GERRY, an
                    individual residing at Loomis Road, Liberty, New York (the "Principal Stockholder"), the corporations and partnerships listed on the signature pages hereof as Purchase Gerry Companies (the "Purchase Gerry Companies"), the corporations listed on the signature pages hereof as Direct Holders (the "Direct Holders") and TIME WARNER INC., a Delaware corporation ("Parent").


               WHEREAS the Principal Stockholder is the sole beneficial owner of the Gerry Companies;

               WHEREAS Parent desires to acquire the business and operations of the Gerry Companies, either (i) by purchasing from certain Gerry Companies specified in Section 2.01 (each an "Asset Gerry Company") all of the assets, and assuming the liabilities (except as provided herein), of such Asset Gerry Company or (ii) in the case of certain other Gerry Companies specified in Section 2.01 (each an "Equity Gerry Company"), by purchasing all the partnership interests thereof (the "Equity Interests") of the Equity Gerry Companies from the Principal Stockholder or, in the case of the Equity Interests that are not owned directly by the Principal Stockholder, by the direct holder of such Equity Interests (all such acquisitions being referred to collectively as the "Purchase"), and the Principal Stockholder is willing to cause each Asset Gerry Company to sell all the assets, subject to the liabilities (except provided herein), of such Asset Gerry Company or to sell, and to cause the Direct Holders to sell, the Equity Interests of the Equity Gerry Companies;

               WHEREAS concurrently with the execution and delivery hereof, Cablevision Industries Corporation (the "Company"), the Principal Stockholder, Parent and Sub are entering into the Company Merger Agreement, pursuant to which upon the terms and subject to the conditions set forth therein, Sub will be merged with and into the Company and the Principal Stockholder and the other Stockholders will receive for each share of Company Common Stock the Merger Consideration (as defined in the Company Merger Agreement);

               WHEREAS concurrently with the execution and delivery hereof, each of Cablevision Properties, Inc., a

     Delaware corporation ("CPI") and Cablevision Management Corporation of Philadelphia, a Delaware corporation ("CMP") is entering into a Merger Agreement with the Principal Stockholder and Parent, pursuant to which upon the terms and subject to the conditions set forth therein, CPI Acquisition Sub will be merged into CPI and CMP Acquisition Sub will be merged into CMP, as applicable, and the Principal Stockholder will receive for each share of common stock of CPI or CMP, as applicable, the Merger Consideration (as defined in the relevant Merger Agreement); and

               WHEREAS concurrently with the execution and delivery hereof, the Company, the Gerry Companies, the Direct Holders, the Principal Stockholder, Parent and Sub are entering into the Supplemental Agreement pursuant to which the Company, the Gerry Companies, the Principal Stockholder, the Direct Holders, Parent and Sub are making certain representations, warranties, covenants and agreements in connection with the Merger, the Purchase and the other Transactions and also are prescribing various conditions to the Merger, the Purchase and the other Transactions;


               NOW, THEREFORE, in consideration of the represen-tations, warranties, covenants and agreements of the parties hereto contained in the Acquisition Documents, the parties agree as follows:


                               ARTICLE I

                    Definitions and Interpretation

               Capitalized terms used herein and not defined herein have the meanings given such terms in Annex A to the Supplemental Agreement, and the rules of interpretation set forth in such Annex A are applicable hereto.


                              ARTICLE II

                             The Purchase

               Section 2.01. Purchase Transactions. On the terms and subject to the conditions specified in this Agreement and the Supplemental Agreement, (x) Parent and
     (y) the relevant Gerry Company, Alan Gerry or the Direct

     Holder will effect the following transactions on the Closing
     Date.

               (a) Parent and/or one or more Designated Entities will purchase from Cablevision Industries of Delaware, Inc., a Delaware corporation ("CID"), its partnership interest in Cablevision Industries Limited Partnership, a Delaware limited partnership ("CILP"), in exchange for the assumption of the obligations of CID with respect thereto;

               (b) Parent and/or one or more Designated Entities will purchase from Cablevision Industries of Tennessee L.P., a Delaware limited partnership ("CITLP"), all of its assets, in exchange for the assumption of all its Assumed Liabilities;

               (c) Parent and/or one or more Designated Entities will purchase from Cablevision of Fairhaven/Acushnet, a New York limited partnership ("CFA"), all of its assets, in exchange for (x) the assumption of all its Assumed Liabilities and (y) the issuance by Parent of 261,475 shares of Parent Common Stock, as such number shall be further adjusted pursuant to Section 4.01, after first giving effect to any adjustments to the Parent Common Share Number and Common Valuation Number required by transactions covered by Section 4.05(b);

               (d) Parent and one or more Designated Entities will purchase from the Principal Stockholder and ARA Cablevision, Inc., a Delaware corporation, all of the partnership interests in Cablevision Industries of Saratoga Associates, a New York partnership ("CISA"), in exchange for the assumption of all its Assumed Liabilities;

               (e) Parent and/or one or more Designated Entities will purchase from Cablevision Industries of Middle Florida, Inc., a Florida corporation ("CIMF"), all of its assets, in exchange for the assumption of all its Assumed Liabilities; and

               (f) Parent and/or one or more Designated Entities will purchase from Cablevision Industries of Florida, Inc., a Florida corporation ("CIF"), all of its assets, in exchange for the assumption of all its Assumed Liabilities.

     Notwithstanding the foregoing, a cash payment will be made or the number of shares of Parent Common Stock to be issued will be adjusted pursuant to Section 4.01 (and, after the Closing, Section 4.04) to the extent the Adjustment Amount for any Gerry Company differs from the Threshold of such Gerry Company. The number of shares of Parent Common Stock issuable by Parent pursuant to this Section 2.01 (the "Parent Common Share Number") shall also be subject to adjustment as provided in Section 4.05. The consideration payable pursuant to this Section 2.01, as so adjusted pursuant to Sections 4.01, 4.04 and 4.05 and, together with any Distributions payable pursuant to Section 4.05 is called the "Purchase Consideration". Each of CITLP, CFA, CIMF and CIF shall be an "Asset Gerry Company", and each of CISA and CILP shall be an "Equity Gerry Company". Each Person from which the Parent or one or more Designated Entities shall purchase assets or Equity Interests shall be a "Seller".

               Section 2.02. Purchase of Equity Interests. In the case where the transactions described in Section 2.01 consist of the purchase of Equity Interests, the Principal Stockholder shall or shall cause the Direct Holder to sell, transfer and deliver or cause to be sold, transferred and delivered to Parent and/or one or more Designated Entities (as specified above), free and clear of any and all Liens (other than Liens permitted under the Supplemental Agreement), and Parent and one or more Designated Entities shall purchase the Equity Interests to be sold and shall assume the liabilities associated with such Equity Interests, including arising out of the ownership as a general partner of the Equity Gerry Companies (such liabilities, together with the liabilities assumed pursuant to Section 2.04, the "Assumed Liabilities").

               SECTION 2.03. Purchase of Assets. In the case where the transactions described in Section 2.01 consist of the purchase of assets (other than Equity Interests) and assumption of liabilities, each Asset Gerry Company shall, and the Principal Stockholder shall cause each Asset Gerry Company to, sell, assign, transfer, convey and deliver or cause to be sold, transferred, conveyed and delivered to Parent, and Parent and/or one or more Designated Entities shall purchase from the Principal Stockholder, all the assets, rights, properties, goodwill and business of every kind and description, wherever located, of each Asset Gerry Company, in each case as the same shall exist at the Closing Date (the "Assets" of such Asset Gerry Company), including all properties, tangible or intangible, real, or personal, and all additions thereto on and after the date hereof and through and including the Closing Date, other than such of those assets and properties as may have been disposed of as permitted by Section 4.01 of the Supplemental Agreement, but including the following in respect of each Asset Gerry
     Company:

               (i) such Asset Gerry Company's right, title and interest in and to all parcels of real property owned in fee by such Asset Gerry Company or in which such Asset Gerry Company has a leasehold interest, and all buildings, structures and other improvements located thereon and all rights of way and similar authorizations;

              (ii) such Asset Gerry Company's right, title and interest in and to all of the tangible personal property owned or leased by such Asset Gerry Company, including all towers, tower equipment, antennas, above ground and underground cable, distribution systems, headend amplifiers, line amplifiers, testing equipment, motor vehicles, office equipment, furniture and fixtures, supplies and other physical assets;

             (iii) such Asset Gerry Company's right, title and interest in and to all contracts, options, leases (whether of realty or personalty), purchase orders, commitments or other agreements of such Asset Gerry Company (other than the Franchises of such Asset Gerry Company), whether oral or written, including agreements of such Asset Gerry Company listed in Sections 3.01(m)(i), 3.01(m)(ii) and 3.01(m)(iii) of
          the Disclosure Schedule, all subscription agreements with individuals for cable television, security or satellite service entered into in the ordinary course of business and other contracts entered into in the ordinary course of business prior to the date hereof or after the date hereof;

               (iv) such Asset Gerry Company's right, title and interest in and to all subscriber, customer and advertiser lists;

               (v) such Asset Gerry Company's right, title and interest in and to all municipal, county, state and federal franchises, domestic satellite, business radio and other licenses and all other permits, licenses and authorizations issued by local, state and federal

          Governmental Entities, and applications therefor, including the Franchises of such Asset Gerry Company;

              (vi) such Asset Gerry Company's right, title and interest in and to copyrights, patents, or any applications for any of the foregoing, and any goodwill associated therewith, and other similar intangible rights and interests;

             (vii) all subscriber, customer and trade accounts receivable due to such Asset Gerry Company as a result of such Asset Gerry Company's (or the Company's) operation of the Systems prior to the Closing Date;

            (viii) all deposits under subscriber, utility, pole rental and similar agreements of such Asset Gerry
          Company;

              (ix) such Asset Gerry Company's records, files and data, including maps, plans, diagrams, blueprints and schematics, if any; and

               (x) the Working Capital Assets of such Asset Gerry
          Company.

               (b) Notwithstanding anything in Section 2.01 to the contrary, no Asset Gerry Company shall have any obligation to sell, nor shall Parent have any obligation to purchase, the Excluded Assets or Excluded Systems Assets held by any Asset Gerry Company.

               Section 2.04. Assumption of Certain Liabilities of the Asset Gerry Companies by Purchaser. In the case where the transactions described in Section 2.01 consist of the purchase of assets (other than Equity Interests) and the assumption of liabilities, Parent and/or one or more Designated Entities shall assume and agree to pay, perform and discharge, and indemnify each Asset Gerry Company against and hold it harmless from (the following, together with the liabilities assumed pursuant to Section 2.02, being called the "Assumed Liabilities"):

               (a) all the obligations and liabilities of such Asset Gerry Company under the Franchises (without limiting the provisions of Section 5.02 of the Supplemental
     Agreement);

               (b)  all of the obligations of such Asset Gerry
     Company for the provision of cable television or other services after the Closing Date to subscribers to the Systems of such Asset Gerry Company;

               (c) the obligations and liabilities of such Asset
     Gerry Company under the express terms of all leases, subleases, contracts, agreements and other instruments or binding arrangements to which such Asset Gerry Company is a party or by which it is bound on the Closing Date;

               (d) the Working Capital Liabilities, and the
     Closing Indebtedness and Other Liabilities, in each case of such Asset Gerry Company;

               (e) all obligations and liabilities in respect of Debt Documents of such Asset Gerry Company;

               (f) all Tax Liabilities of such Asset Gerry
     Company;

               (g) all liabilities in respect of such Asset Gerry
     Company disclosed in the Balance Sheets or in
     Section 3.01(e)(ii) of the Disclosure Schedule; and

               (h) all other obligations and liabilities of such Asset Gerry Company;

     provided, however, that Parent shall not assume or become liable to pay, perform or discharge or to indemnify any Asset Gerry Company against or hold it harmless from (and the Assumed Liabilities shall not include) any of the following (the "Excluded Liabilities"):

                    (i) any obligations or liabilities of any
               Asset Gerry Company under this Agreement or with respect to or arising out of the Transactions which, pursuant to the terms of the Acquisition Documents, are to be borne by the Principal Stockholder or a Cablevision Company (except as may otherwise be provided in Section 5.02 of the Supplemental Agreement);

                  (ii) any obligations or liabilities of such
               Asset Gerry Company arising or incurred after the Closing Date to the extent not reflected in the Adjustment Amount;

                    (iii) any obligation or liability of such Asset
               Gerry Company related to any Excluded Asset or Excluded Systems Asset of such Asset Gerry
               Company;

                     (iv) any Severance and Incentive Liabilities
               of such Asset Gerry Company, to the extent not reflected in the Adjustment Amount;

                      (v) any obligation or liability of such Asset
               Gerry Company in respect of taxes for pre-Closing Tax Periods for which no accrual has been made in the determination of Working Capital Liabilities; and

                     (vi) any obligations or liabilities that are
               not related to such Asset Gerry Company's cable television operations and that are incurred in violation of Section 4.01 of the Supplemental Agreement.

               SECTION 2.05. Allocation. The parties agree that the purchase price for the Equity Interests and Assets of the Gerry Companies, as applicable, is allocated as provided in Section 2.01 (as adjusted pursuant to Sections 4.01 and 4.05) of this Agreement, and none of Parent, the Gerry Companies or the Principal Stockholder (nor any of their respective affiliates) shall take any position on any tax return or with any taxing authority that is inconsistent with the allocation of the Purchase Consideration set forth in Section 2.01 of this Agreement.


                              Article III

                              The Closing

               SECTION 3.01.  Closing; Delivery of Cash or
     Certificates. (a) In consideration of the Purchase and the Principal Stockholder's and each Gerry Company's performance of the Acquisition Documents to which it is a party, on the terms and subject to the conditions set forth herein and in the Supplemental Agreement, at the Closing, Parent shall deliver to the Principal Stockholder, on behalf of the Sellers, (A) an executed assumption agreement in form and substance reasonably satisfactory to the Principal Stockholder that shall provide for the assumption by Parent of the Assumed Liabilities, (B) a number of fully paid and nonassessable shares of Parent Common Stock equal to the aggregate number of shares of Parent Common Stock issuable pursuant to Section 2.01 and (C) by wire transfer to a bank account designated in writing by the Principal Stockholder at least three business days prior to the Closing Date, in immediately available funds, an amount equal to the aggregate amount of any cash payable pursuant to
     Section 4.01.

               (b) At the Closing, (i) the Principal Stockholder shall cause each Asset Gerry Company to deliver to Parent
     (A) special warranty deeds to any parcels of real property owned by such Asset Gerry Company in fee, in accordance with local practice, and (B) bills of sale, assignments and other instruments of transfer and conveyance, transferring and assigning to Parent the Assets of such Asset Gerry Company; and (ii) the Principal Stockholder shall, and shall cause each Direct Holder of an Equity Gerry Company to, deliver to Parent an executed assignment agreement in form and substance reasonably satisfactory to Parent that shall provide for the assignment of the Equity Interests of such Equity Gerry Company to Parent and/or one or more Designated Entities, as specified by Parent not later than three business days prior to the Closing Date.


                              ARTICLE IV

                  Purchase Consideration Adjustments

               SECTION 4.01.  Adjustments to Purchase
     Consideration. (a) The Purchase Consideration shall be adjusted in accordance with this Section 4.01(a) if the Adjustment Amount of such Gerry Company is higher or lower than the Threshold of such Gerry Company. The Threshold of each Gerry Company is set forth below:

               Purchase Gerry Company            Threshold

       (1)              CILP                 $197,338,000

       (2)             CITLP                  $67,032,000

       (3)              CFA                   $12,464,000

       (4)              CISA                  $60,410,000

       (5)              CIMF                  $83,216,000

       (6)              CIF                   $21,140,000


     For purposes of this Agreement, the portion of the Threshold of CILP that shall be allocable to CID's Equity Interest in CILP shall be $186,625,000. In the event that the Threshold of CILP is adjusted pursuant to Section 4.05(c), the portion thereof that is allocable to CID's Equity Interest in CILP shall be appropriately adjusted, taking into account (and without duplication of) the adjustment to the portion of the Threshold of CILP that is allocable to CPI.

     In the event that the Threshold of any Purchase Gerry Company (other than CILP) exceeds the Adjustment Amount of such Purchase Gerry Company a cash payment shall be made to the Principal Stockholder (on behalf of the Sellers) in the amount of such excess. In the case of CID, in the event that the portion of the Threshold of CILP allocable to CID's Equity Interest in CILP shall exceed the portion of the Adjustment Amount allocable to CID's Equity Interest in CILP, a cash payment shall be made to the Principal Stockholder (on behalf of the relevant Seller) in the amount of such excess. In the event that the Adjustment Amount of any Purchase Gerry Company (other than CILP) exceeds the Threshold of such Gerry Company, a cash payment shall be made by the Sellers in the amount of such excess. In the case of CID, in the event that the portion of the Adjustment Amount of CILP allocable to CID's Equity Interest in CILP exceeds the portion of CILP's Threshold allocable to CID's Equity Interest in CILP, a cash payment shall be made by the Principal Shareholder (on behalf of the relevant Sellers) to Parent. The amount of cash, if any, payable pursuant to this Section 4.01(a) in respect of a Gerry Company shall be called the "Cash Amount".

               (b) The "Adjustment Amount" of any Gerry Company shall be an amount equal to, without duplication, (A) the aggregate amount of Closing Indebtedness and Other Liabilities of such Gerry Company, plus (B) the amount of the Working Capital Deficit of such Gerry Company, if any, or minus (C) the amount of the Working Capital Balance of such Gerry Company, if any, plus (D) the amount of the Capital Expenditure Deficiency of such Gerry Company, if any, or minus (E) the amount of the Capital Expenditure Excess of such Gerry Company, if any, plus (F) the aggregate amount of Severance and Incentive Liabilities of such Gerry Company.

               (c)  The Adjustment Amount of CILP allocable to
     CID's Equity Interest in CILP (the "CID Adjustment Amount") shall be determined as follows:

          (i) If the Adjustment Amount of CILP is $163,000,000 or greater, the CID Adjustment Amount shall be $152,287,000 plus 41.5% of the excess, if any, of the Adjustment Amount of CILP over $163,000,000.

                   (ii) If the Adjustment Amount of CILP is less than $163,000,000, the CID Adjustment Amount shall be
               $152,287,000 less 41.5% of the amount by which $163,000,000 exceeds the Adjustment Amount of CILP.

               SECTION 4.02.  Estimated Adjustment Amount;
     Initial Calculation of Purchase Consideration. Not later than five business days prior to the Closing, each Gerry Company shall deliver to Parent an estimate of the Adjustment Amount (the "Estimated Adjustment Amount") of such Gerry Company, including therewith estimated Closing Indebtedness and Other Liabilities ("Estimated Closing Indebtedness and Other Liabilities") of such Gerry Company, estimated Working Capital Deficit or estimated Working Capital Balance ("Estimated Working Capital Deficit or Balance") of such Gerry Company, estimated Capital Expenditure Deficiency or estimated Capital Expenditure Excess ("Estimated Capital Expenditure Deficiency or Excess") of such Gerry Company, and estimated Severance and Incentive Liabilities ("Estimated Severance and Incentive Liabilities") of such Gerry Company, and the Cash Amount of such Gerry Company shall be determined pursuant to
     Section 4.01 as if the Estimated Adjustment Amount of such Gerry Company were the Adjustment Amount of such Gerry Company (the "Estimated Cash Amount" of such Gerry Company). As of the Closing, the Cash Amount of each Gerry Company shall be deemed to comprise the Estimated Cash Amount of such Gerry Company. After the Closing, the Purchase Consideration shall be subject to adjustment in accordance with Sections 4.04 and 4.05.

               SECTION 4.03.  Escrow Arrangements.  At the
     Closing, the Principal Stockholder shall, on behalf of the Sellers, deposit into escrow, in accordance with the terms of the Escrow Agreement, an amount in cash (the "Escrowed Cash") in respect of each Gerry Company, as set forth below

     (and the Principal Stockholder hereby directs the Parent to deposit such amounts out of the Purchase Consideration):

         Gerry Company        Escrowed Cash

              CILP              $479,528

             CITLP              $162,887

              CFA                $30,287

              CISA              $146,795

              CIMF              $202,214

              CIF                $51,369


     For purposes of this Agreement, the portion of the Escrowed Cash of CILP that shall be allocable to CID's Equity Interest in CILP shall be $453,496. The Principal Stockholder shall be entitled to determine the allocation, as among the Sellers, of the Escrowed Cash to be deposited into escrow pursuant to the Escrow Agreement, and unless otherwise specified shall be deemed to have determined that all such Escrowed Cash required to be so deposited shall be the Cash Amount payable to the Principal Stockholder.

               SECTION 4.04.  Reconciliation of Adjustment
     Amount; Adjustment of Purchase Consideration. (a) Within 90 days after the Closing Date, Parent shall prepare and deliver to the Principal Stockholder, a statement (the "Statement") setting forth Parent's determination of the Adjustment Amount of each Gerry Company, including Closing Indebtedness and Other Liabilities, the Working Capital Deficit or Working Capital Balance, the Capital Expenditure Deficiency or the Capital Expenditure Excess and the Severance and Incentive Liabilities, in each case of such Gerry Company, and the calculation of the Cash Amount in accordance with Section 4.01. During the 30-day period following delivery of the Statement to the Principal Stockholder, Parent shall provide the Principal Stockholder with access during normal business hours to any books, records, working papers or other information reasonably necessary or useful in the preparation of the Statement and the calculation of the Adjustment Amount to enable the Principal Stockholder to verify the accuracy of the Statement. The Statement shall become final and binding upon all parties hereto on the thirtieth day following delivery thereof to the Principal Stockholder unless the Principal Stockholder gives written notice of disagreement with the Statement (a "Notice of Disagreement") to Parent prior to such date. Any Notice of Disagreement shall specify in reasonable detail the nature of any disagreement so asserted and relate solely to the preparation of the Statement and the calculation of the Adjustment Amount of any Gerry Company, the Cash Amount for any Gerry Company in accordance with Section 4.01.

               (b) If a Notice of Disagreement is received by Parent in a timely manner, then the Statement (as revised in accordance with clause (c) or (d) below) shall become final and binding upon the parties hereto on the earlier of
     (i) the date the Principal Stockholder and Parent resolve in writing any differences they may have with respect to any matter specified in the Notice of Disagreement or (ii) the date any disputed matters are finally resolved in writing by the Arbitrator (as defined below). During the 30-day period following the delivery of a Notice of Disagreement, Parent and the Principal Stockholder shall seek in good faith to resolve in writing any differences which they may have with respect to any matter specified in the Notice of Disagreement and each shall provide the other with reasonable access to any books, records, working papers or other information reasonably necessary or useful in the preparation or calculation of (u) the Estimated Adjustment Amount of each Gerry Company, including Estimated Closing Indebtedness and Other Liabilities, the Estimated Working Capital Deficit or Balance, the Estimated Capital Expenditure Deficiency or Excess and the Estimated Severance and Incentive Liabilities, in each case of each Gerry Company, (v) the Adjustment Amount of each Gerry Company, including Closing Indebtedness and Other Liabilities, the Working Capital Deficit or Working Capital Balance, the Capital Expenditure Deficiency or the Capital Expenditure Excess and the Severance and Incentive Liabilities, in each case of each Gerry Company, (w) the Cash Amount of such Gerry Company, (x) the Statement, (y) any Notice of Disagreement or (z) otherwise with respect to any thereof. At the end of such 30-day period if there has been no resolution of the matters specified in the Notice of Disagreement, Parent and the Principal Stockholder shall submit to an arbitrator (the "Arbitrator") for review and resolution any and all matters arising under this Section which remain in dispute. The Arbitrator shall be Price Waterhouse, or if such firm is unable or unwilling to act, such other nationally recognized independent public accounting firm as shall be agreed upon by Parent and the Principal Stockholder in writing. The Arbitrator shall render a decision resolving the matters submitted to the Arbitrator within 30 days following submission thereto. The cost of any arbitration (including the fees of the Arbitrator) pursuant to this Section shall be borne 50% by Parent and 50% by the Principal Stockholder.

               (c) If the Adjustment Amount of any Gerry Company is higher or lower than the Estimated Adjustment Amount of such Gerry Company, the Cash Amount of such Gerry Company shall be finally adjusted pursuant to Section 4.01. If the Cash Amount of such Gerry Company as so finally adjusted, is greater than the Estimated Cash Amount of such Gerry Company, Parent shall, within 15 days after the Statement becomes final and binding upon the parties, pay to the Principal Stockholder on behalf of himself and the other Sellers an aggregate amount (the "Additional Amount") equal to the excess of the Cash Amount of such Gerry Company, as so finally determined, over the Estimated Cash Amount of such Gerry Company; provided, however, that if there shall be an excess or deficiency in the Cash Amount in respect of more than one Gerry Company, only one net amount shall in each case be payable hereunder.

               (d) If the Cash Amount of any Gerry Company, as so finally adjusted, is less than the Estimated Cash Amount of such Gerry Company, Parent shall be entitled to receive, within 15 days after the Statement becomes final and binding upon the parties, an aggregate amount (the "Returned Amount") equal to the excess of the Estimated Cash Amount of such Gerry Company over the Cash Amount of such Gerry Company as so finally determined. The obligation to deliver the Returned Amount shall be satisfied, first, out of the Escrowed Amount, and second, out of other cash held by the Stockholders.

               SECTION 4.05. Participation Rights and Additional Adjustments; Adjustments to Threshold. (a) In the event that (i) Parent shall make a distribution of the type that would require a distribution to holders of Parent Preferred Stock pursuant to Section 2.3 or 3.7 of the Parent Series E Certificate or the Parent Series F Certificate (a "Distribution"), and (ii) the record date or (if there shall not be a record date) effective date for the Distribution shall occur on or after the date hereof and prior to the Closing, Parent shall, at the Closing (or if the date for payment of the Distribution is after the Closing, on the date of payment) pay to the Persons who become record holders of Parent Common Stock at the Closing the amounts and kinds of assets or capital stock or other securities that such Persons would have been entitled to receive had such Persons been record holders of such Parent Common Stock on the relevant record date or effective date for the Distribution (taking into account (and giving effect to) any right of election set forth in such Sections).

               (b)  The Parent Common Share Number issuable
     pursuant hereto shall be adjusted from time to time after the date hereof and prior to Closing for events described in paragraphs 3.6 and 3.7 of the Parent Series E Certificate and Parent Series F Certificate as if (i) the references therein to the term "Conversion Rate" were instead references to the Parent Common Share Number issuable in respect of such Gerry Company as in effect at the time (provided that the Conversion Price shall be appropriately adjusted by the parties) and (ii) the references therein to "Series E Stock" and "Series F Stock" were instead to Company Common Stock (taking into account (and giving effect to) any right of election set forth in such Section, including any right of election that would give such holders a right to receive a distribution (which distribution shall be treated as a Distribution for purposes of Section 4.05(a) hereof).

               (c) The Threshold of each Gerry Company shall be reduced in the event the Principal Stockholder designates as Excluded Assets any System or Systems (or portions thereof) owned by such Gerry Company as of the date of this Agreement pursuant to Section 5.25 of the Supplemental Agreement by an amount equal to the Excluded Systems Amount of such Gerry Company. The "Excluded Systems Amount" shall equal
     13.5 multiplied by the aggregate amount of operating cash flow of such Gerry Company for the fiscal year immediately preceding the Closing that is attributable to each System (or portion thereof) so designated (it being understood that such cash flow shall be as so determined in preparing such Gerry Company's audited financial statements for such fiscal year).

               SECTION 4.06. Stockholders' Representative. The Principal Stockholder, each Direct Holder and each Asset Gerry Company hereby designates Philip Dropkin or such other Person as designated by the Principal Stockholder to be the representative of each such person or entity (the

     "Stockholders' Representative") for purposes of this Agreement.


                               ARTICLE V

                         Conditions Precedent

               The respective obligation of each party to effect the Purchase and the other transactions contemplated hereby is subject to the satisfaction or waiver (by the parties for whose benefit the condition is imposed) on or prior to the Closing Date of the conditions set forth in Article VI of the Supplemental Agreement.


                              ARTICLE VI

                   Termination, Amendment and Waiver

               This Purchase Agreement may be terminated or amended or the parties may extend the time for the performance of any of the obligations or other acts of the other parties, waive any inaccuracies in the representations and warranties contained in or in any document delivered pursuant to this Agreement or waive compliance with any of the agreements or conditions contained in this Agreement, in each case as provided in Article VIII of the Supplemental Agreement.


                              ARTICLE VII

                             Governing Law

               This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

               IN WITNESS WHEREOF, the Principal Stockholder, the Purchase Gerry Companies, the Direct Holders and Parent have caused this Agreement to be signed by their respective duly authorized officers (or, in the case of the Principal Stockholder, has signed this Agreement), all as of the date first written above.



                                    /s/ Alan Gerry
                              -----------------------------------
                                        Alan Gerry, as the
                                        Principal Stockholder

                              CABLEVISION INDUSTRIES LIMITED
                              PARTNERSHIP (a Purchase Gerry
                              Company),

                                by CABLEVISION INDUSTRIES OF
                                DELAWARE, INC., as General
                                Partner,

                                by
                                        /s/ Keith Suehnholz
                                     Name:  Keith Suehnholz
                                     Title: Vice President

                            and by CABLEVISION PROPERTIES, INC.,
                                as General Partner,

                                by
                                        /s/ Keith Suehnholz
                                     Name:  Keith Suehnholz
                                     Title: Vice President

                              CABLEVISION INDUSTRIES OF
                              TENNESSEE L.P. (a Purchase Gerry
                              Company),

                                by CABLEVISION INDUSTRIES OF
                                TENNESSEE, INC., as General
                                Partner,

                                by
                                        /s/ Keith Suehnholz
                                   Name:  Keith Suehnholz
                                   Title: Vice President
                            and by

                                    /s/ Alan Gerry
                                        Alan Gerry, as
                                        General Partner

                              CABLEVISION INDUSTRIES OF SARATOGA
                              ASSOCIATES (a Purchase Gerry
                              Company),

                                by ARA CABLEVISION, INC.,
                                as General Partner,

                                by
                                        /s/ Keith Suehnholz
                                     Name:  Keith Suehnholz
                                     Title: Vice President

                            and by CABLEVISION OF
                                FAIRHAVEN/ACUSHNET, as General
                                Partner,

                                by CABLEVISION INDUSTRIES OF
                                MIDDLE FLORIDA, INC., as
                                General Partner,

                                by
                                        /s/ Keith Suehnholz
                                     Name:  Keith Suehnholz
                                     Title: Vice President

                            and by
                                    /s/ Alan Gerry
                                        Alan Gerry, as
                                        General Partner

                              CABLEVISION OF FAIRHAVEN/ACUSHNET
                              (a Purchase Gerry Company),


                                by CABLEVISION INDUSTRIES OF
                                MIDDLE FLORIDA, INC., as General
                                Partner,

                                by
                                        /s/ Keith Suehnholz
                                     Name:  Keith Suehnholz
                                     Title: Vice President

                            and by

                                    /s/ Alan Gerry
                                        Alan Gerry, as
                                        General Partner


                              CABLEVISION INDUSTRIES OF MIDDLE
                              FLORIDA, INC. (a Purchase Gerry
                              Company),

                                by
                                        /s/ Keith Suehnholz
                                     Name:  Keith Suehnholz
                                     Title: Vice President


                              CABLEVISION INDUSTRIES OF FLORIDA,
                              INC. (a Purchase Gerry Company),

                                by
                                        /s/ Keith Suehnholz
                                     Name:  Keith Suehnholz
                                     Title: Vice President


                              CABLEVISION INDUSTRIES OF DELAWARE,
                              INC. (a Direct Holder),

                                by
                                        /s/ Keith Suehnholz
                                     Name:  Keith Suehnholz
                                     Title: Vice President

                              ARA CABLEVISION, INC.  (a Direct
                              Holder),

                                by
                                        /s/ Keith Suehnholz
                                     Name:  Keith Suehnholz
                                     Title: Vice President




                                   /s/ Alan Gerry
                                     Alan Gerry, as the
                                    Principal Stockholder


                              TIME WARNER INC.,

                                by
                                     /s/ Spencer B. Hays
                                  Name:  Spencer B. Hays
                                  Title: Vice President
                                         and Deputy
                                         General Counsel